Exhibit 10.1

AMENDMENT AND WAIVER, dated as of February 9, 2007 (this “Amendment”), among AMERICAN MEDIA, INC. (“Holdings”), AMERICAN MEDIA OPERATIONS, INC. (the “Borrower”), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of January 30, 2006, as amended by the Amendment and Waiver dated as of February 13, 2006, the Amendment and Waiver dated as of June 23, 2006, the Amendment and Waiver dated as of August 18, 2006 and the Amendment and Waiver dated as of October 26, 2006 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders party thereto, and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Holdings and the Borrower have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is amended as follows:

(a) The definition of the term “Applicable Rate” is deleted and replaced with the following:

“Applicable Rate” means a rate per annum determined in accordance with the following:

(a) Subject to paragraph (c) below, the “Applicable Rate” for any day means (i) 2.25% per annum with respect to any ABR Loan that is a Term Loan, (ii) 3.25% per annum with respect to any Eurodollar Loan that is a Term Loan or (iii) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or any ABR Loan that is a Swingline Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Category 1 Greater than or equal to 8.00 to 1.00	2.25%	3.25%	0.50%
Category 2 Less than 8.00 to 1.00 but greater than or equal to 6.50 to 1.00	1.75%	2.75%	0.50%
Category 3 Less than 6.50 to 1.00 but greater than or equal to 6.00 to 1.00	1.50%	2.50%	0.50%
Category 4 Less than 6.00 to 1.00 but greater than or equal to 5.50 to 1.00	1.25%	2.25%	0.375%
Category 5 Less than 5.50 to 1.00 but greater than or equal to 5.00 to 1.00	1.00%	2.00%	0.375%
Category 6 Less than 5.00 to 1.00	0.75%	1.75%	0.375%

(b) For purposes of the foregoing clause (a)(iii) above, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year, based upon the Borrower’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that, until the Financial Statement Completion Date, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Rate; provided further that the Leverage Ratio shall be deemed to be in Category 1 at the option of the Administrative Agent or at the request of the Required Lenders if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b) during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

(c) Notwithstanding anything to the contrary herein, (i) for any day on which the Borrower’s corporate rating is less than Caa1 by Moody’s or CCC+ by S&P, the “Applicable Rate” shall be 2.50% per annum with respect to any ABR Loan and 3.50% per annum with respect to any Eurodollar Loan, and (ii) if the Borrower makes any cash payment, pursuant to clause (i) of Section 4.03(e) of either of the indentures under which the Existing Subordinated Debt is outstanding, to the holders of the 2002 Senior Subordinated Notes or the 2003 Senior Subordinated Notes in lieu of issuing Additional 2002 Senior Subordinated Notes or Additional 2003 Senior Subordinated Notes, then, effective upon and after payment of such fee, the Applicable Rate shall be 3.50% per annum with respect to any Eurodollar Loan and 2.50% per annum with respect to any ABR Loan.

(b) The definition of the term “Consolidated EBITDA” is amended by adding, after the amount “$15,000,000” in clause (ii) of the proviso to clause (f) of such definition, the following:

“(provided that the aggregate amount that may be added back pursuant to this clause (ii) of the proviso to clause (f) in respect of the calculation of Consolidated EBITDA for the period of four consecutive fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 shall be further limited to $12,000,000, $8,000,000 and $4,000,000, respectively, in each case excluding the fees and disbursements of counsel to the Borrower, the Administrative Agent and the Lenders incurred or reimbursed in connection with amendments to this Agreement, the 2002 Senior Subordinated Notes and the 2003 Senior Subordinated Notes (A) prior to the effectiveness of the Fifth Amendment or (B) after the effectiveness of the Fifth Amendment in an aggregate amount not exceeding $250,000)”.

(c) The definition of the term “Consolidated Interest Expense” is amended by deleting the period at the end thereof and adding the following:

“; provided that (i) the issuance of any Additional 2002 Senior Subordinated Notes or any Additional 2003 Senior Subordinated Notes shall not be included in the determination of Consolidated Interest Expense for any period and (ii) any cash interest paid with respect to any Additional 2002 Senior Subordinated Notes or any Additional Senior Subordinated Notes shall be included in the determination of Consolidated Interest Expense for such period.”

(d) The definition of the term “Financial Restatement Conditions” is deleted and replaced with the following:

“Financial Restatement Conditions” means the conditions that the Financial Restatement (a) does not decrease the Borrower’s consolidated operating income by an amount exceeding (i) $25,000,000 for any fiscal year ended March 29, 2004 or March 31, 2005, or (ii) $40,000,000 in the aggregate for all such periods (and including in such periods, for purposes of this clause (ii), the period of two consecutive fiscal quarters ended September 30, 2005), and (b) does not decrease the Borrower’s Consolidated EBITDA by an amount exceeding (i) $25,000,000 for any fiscal year ended March 29, 2004 or March 31, 2005, or (ii) $35,000,000 in the aggregate for all such periods (and including in such periods, for purposes of this clause (ii), the period of two consecutive fiscal quarters ended September 30, 2005); provided that, if certain costs related to newsstand and terminal promotions that historically have been capitalized and amortized (as described to the Administrative Agent) are, as a result of the Financial Restatement, required to be treated as expenses, then (A) the $25,000,000 amount in each of clause (a)(i) and (b)(i) above shall be $30,000,000, (B) the $40,000,000 amount in clause (a)(ii) above shall be

$50,000,000 and (C) the $35,000,000 amount in clause (b)(ii) above shall be $45,000,000.

(e) The definitions of the terms “2003 Senior Subordinated Notes” and “2002 Senior Subordinated Notes” are deleted and replaced with the following:

“2003 Senior Subordinated Notes” means (a) the 8.875% Senior Subordinated Notes due 2011 issued by the Borrower on January 16, 2003 in the aggregate principal amount of $150,000,000 and the Indebtedness represented thereby and (b) any Additional 2003 Senior Subordinated Notes and the Indebtedness represented thereby.

“2002 Senior Subordinated Notes” means (a) the 10.25% Senior Subordinated Notes due 2009 issued by the Borrower on February 11, 2002, in the aggregate principal amount of $400,000,000 and the Indebtedness represented thereby and (b) any Additional 2002 Senior Subordinated Notes and the Indebtedness represented thereby.

(f) The following defined terms are inserted in the appropriate alphabetical order:

“Additional 2003 Senior Subordinated Notes” means any additional 8.875% Senior Subordinated Notes due 2011 issued by the Borrower pursuant to clause (i) of Section 4.03(e) of the indenture under which the 2003 Senior Subordinated Notes are outstanding (without giving effect to any amendment or modification thereof after the date of the Fifth Amendment).

“Additional 2002 Senior Subordinated Notes” means any additional 10.25% Senior Subordinated Notes due 2009 issued by the Borrower pursuant to clause (i) of Section 4.03(e) of the indenture under which the 2002 Senior Subordinated Notes are outstanding (without giving effect to any amendment or modification thereof after the date of the Fifth Amendment).

“Fifth Amendment” means the Amendment and Waiver dated as of February 9, 2007, to this Agreement.

SECTION 2. Amendment to Section 2.11 of the Credit Agreement. (a) Clause (4) of the last proviso to Section 2.11(c) of the Credit Agreement is amended by deleting the date “March 15, 2007” and substituting in lieu thereof the date “April 15, 2007.”

(b) Paragraph (g) of Section 2.11 of the Credit Agreement is amended by deleting the words “the first anniversary of” and substituting in lieu thereof the following: “the date that is 18 months following”.

SECTION 3. Amendment to Section 5.01 of the Credit Agreement. (a) Section 5.01(a) of the Credit Agreement is amended by deleting the date “February 15, 2007” appearing in the proviso at the end thereof and substituting in lieu thereof the date “March 15, 2007”.

(b) The proviso at the end of Section 5.01(b) of the Credit Agreement is amended as follows: (i) clause (x) of such proviso is amended by deleting the date “February 15, 2007”, and substituting in lieu thereof the date “March 15, 2007”; and (ii) clauses (y), (z) and (zz) of such proviso are amended by deleting the date “March 15, 2007” and, in each case, substituting in lieu thereof the date “April 15, 2007”.

(c) Section 5.01 of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (f) thereof, (ii) deleting the period at the end of clause (g) thereof and substituting in lieu thereof the following: “; and” and (iii) adding at the end thereof the following:

(h) within five Business Days after the end of each month, during the period from effectiveness of the Fifth Amendment until the later to occur of (i) December 31, 2007 or (ii) the Financial Statement Completion Date, as of the last day of such month (A) circulation by title of each of (1) National Enquirer, (2) Star and (3) Shape, (B) Revolving Exposures as of such date and (C) cash on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries; provided that the circulation information provided pursuant to clause (A) above may be estimated, but any such estimated information shall be updated on a monthly basis thereafter until final circulation information is provided for the relevant period.

SECTION 4. Amendment to Section 6.05 of the Credit Agreement. Section 6.05 of the Credit Agreement is amended by deleting clause (f)(ii) thereof and substituting in lieu thereof the following:

(ii) after the Financial Statement Completion Date and on or prior to December 31, 2007;

SECTION 5. Amendment to Section 6.12 of the Credit Agreement. The table in Section 6.12 of the Credit Agreement is amended and restated in its entirety as follows:

Period	Ratio
April 1, 2007 to and including March 31, 2008	9.85 to 1.00
April 1, 2008 to and including December 31, 2008	8.25 to 1.00
January 31, 2009 to and including September 30, 2009	7.75 to 1.00
October 1, 2009, and thereafter	7.50 to 1.00

SECTION 6. Amendment to Section 6.13 of the Credit Agreement. The table in Section 6.13 of the Credit Agreement is amended and restated in its entirety as follows:

Period	Ratio
April 1, 2007 to and including March 31, 2008	4.50 to 1.00
April 1, 2008 to and including September 30, 2008	3.50 to 1.00
October 1, 2008 to and including September 30, 2009	3.25 to 1.00
October 1, 2009, and thereafter	3.00 to 1.00

provided, that in the event that, during the period from April 1, 2007 to and including March 31, 2008, as a result of any sale of Specified Assets and prepayment of Term Borrowings pursuant to Section 2.11(c), the Senior Secured Leverage Ratio is reduced, after giving effect to such prepayment, to 3.75 to 1.00 (or less), then the Senior Secured Leverage Ratio required as of the last day of any fiscal quarter ending on any date thereafter during such period shall be reduced to 4.25 to 1.00.

SECTION 7. Amendment to Section 6.14 to the Credit Agreement. The table in Section 6.14 of the Credit Agreement is amended and restated in its entirety as follows:

Period	Ratio
April 1, 2007 to and including March 31, 2008	1.10 to 1.00
April 1, 2008 to and including December 31, 2008	1.20 to 1.00
January 1, 2009, and thereafter	1.30 to 1.00

SECTION 8. Waivers and Acknowledgments. (a) The undersigned Lenders hereby waive compliance with the covenants set forth in Sections 6.12, 6.13 and 6.14 of the Credit Agreement, in each case solely in respect of the ratios required thereunder as of September 30, 2006, December 31, 2006 and March 31, 2007 and, in the case of Section 6.14, March 31, 2006 and June 30, 2006.

(b) The undersigned Lenders hereby waive any Default arising under clause (g) of Article VII of the Credit Agreement in relation to the Existing Subordinated Debt, to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Existing Subordinated Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Existing Subordinated Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to Holdings, the Borrower or any Subsidiary of a Reporting Violation, if the effect of such notice is to commence a grace or cure period upon the expiration of which any right or remedy may be exercised if the Reporting Violation is continuing, or (B) otherwise commences any proceeding with respect to the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation.

(c) It is acknowledged and agreed that the mere existence of a Reporting Violation, in and of itself, shall not constitute a breach of any of the representations and warranties in the Credit Agreement or a Material Adverse Effect.

(d) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Existing Subordinated Debt that requires the delivery of financial statements for the Borrower and its subsidiaries or the filing by the Borrower of reports (or delivery by the Borrower of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by the Borrower to deliver unaudited financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, or December 31, 2006, to file its report on 10-Q for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, or December 31, 2006, to deliver audited financial statements for the fiscal year ended March 31, 2006, or to file its report on 10-K for the fiscal year ended March 31, 2006, in each case within the time required.

(e) It is acknowledged and agreed that the waivers and acknowledgments set forth in Section 7 of the First Amendment, Section 12 of the Second Amendment, Section 5 of the Third Amendment and Section 8 of the Fourth Amendment shall remain in effect after the Fifth Amendment Effective Date.

SECTION 9. Certain Covenants. The provisions set forth in Section 9 of the Fourth Amendment are superseded in their entirety by this Section 9. Unless and until the financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, and December 31, 2006, the Financial Restatement, and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations are cured, each of Holdings and the Borrower hereby covenants and agrees with each Lender and the Administrative Agent that:

(a) neither Holdings nor the Borrower will, nor will they permit any Restricted Subsidiary to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment otherwise permitted by clause (x)(B) of Section 6.08(a) of the Credit Agreement or (except to the extent of Restricted Payments made by the Borrower to Holdings in order to permit Holdings to make Restricted Payments of the type allowed by clauses (iii) through (v) of Section 6.08(a) of the Credit Agreement) clause (xi) of Section 6.08(a) of the Credit Agreement, or incur any obligation (contingent or otherwise) to do so or (ii) make any investment in any Unrestricted Subsidiary if any proceeds of such investment are to be used for any purpose otherwise prohibited by this clause (a); and

(b) neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, give any consideration to or for the benefit of any holder of Existing Subordinated Debt for any amendment, modification or waiver of any agreement, instrument or other document evidencing or governing any Existing Subordinated Debt or any waiver or consent of or arrangement with any of such holders of the Existing Subordinated Debt (in each case, a “Subordinated Debt Amendment”), in each case with respect to a Reporting Violation; provided that the foregoing shall not prohibit payment of a cash fee (or the equivalent thereof) in connection with any such Subordinated Debt Amendment if (i) such fee does not exceed an amount that would be, based upon available information, usual and customary for fees paid to obtain similar consents or waivers under similar circumstances and (ii) at the time of, and after giving effect to, the payment of such fee, the sum of the Revolving Commitments exceeds the sum of the Revolving Exposures by at least $35,000,000. It is understood that the forgoing shall not be construed to prohibit the payment of the fees payable pursuant to the last sentence of Section 4.02 of each of the indentures in respect of the Existing Subordinated Debt (as in effect as of the date hereof) in order to obtain the benefit of the extension of time provided for therein, subject to payment of additional fees that would be payable to the Lenders pursuant to Section 7 of the Fourth Amendment as a result thereof. Section 7 of the Fourth Amendment shall apply to the payment of fees referred to in the preceding sentence (as though this Amendment were not in effect), but otherwise shall not apply after the Fifth Amendment Effective Date.

SECTION 10. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; and

(b) as of the Fifth Amendment Effective Date, no Default has occurred and is continuing.

SECTION 11. Conditions to Effectiveness. This Amendment (including the waivers set forth in Section 8 above) shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Fifth Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received all other amounts due and payable under the Credit Agreement on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent); and

(c) the Administrative Agent shall have received the Amendment Fee (as defined below).

SECTION 12. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrower jointly agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 3:00 p.m., New York City time, on February 9, 2007, an amendment fee (the “Amendment Fee”) in an amount separately disclosed or agreed in writing.

SECTION 13. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Amendment shall constitute a Loan Document.

SECTION 14. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 15. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERICAN MEDIA, INC.,

by	/s/ John F. Craven
Name:	John F. Craven
Title:	Executive Vice President/ Chief Financial Officer

AMERICAN MEDIA OPERATIONS, INC.,

by	/s/ John F. Craven
Name:	John F. Craven
Title:	Executive Vice President/ Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Cent CDO 12 Limited
By: Riversource Investments, LLC as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Grayston CLO II 2004-1 LTD.
By: Bear Stearns Asset Management, Inc.
as its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Bear Stearns Loan Trust
By: Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	GALLATIN CLO II 2005-1 LTD.
BY: BEAR STEARNS ASSET MANAGEMENT INC.
AS ITS COLLATERAL MANAGER

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Gallatin CLO III 2006-1, Ltd. As Assignee,
By: Bear Stearns Asset Management, Inc.
as Its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL V, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL VI, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL VII, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Merrill Lynch Global Investment Series:
Income Strategies Portfolio
Magnetite Asset Investors L.L.C.

by	/s/ Anthony Heyman
Name:	Anthony Heyman
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Morgan Stanley
Prime Income Trust

by	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: DEUTSCHE BANK TRUST COMPANY AMERICAS

by	/s/ Susan LeFevre	/s/ Evelyn Thierry
Name:	Susan LeFevre	Evelyn Thierry
Title:	Director	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
SAPPHIRE VALLEY CDO I, LTD
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as
Collateral Manager

	By:	/s/ RUSSELL D. MORRISON
	Name:	RUSSELL D. MORRISON
	Title:	Managing Director

Lender Name:	MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as
Investment Manager

	By:	/s/ RUSSELL D. MORRISON
	Name:	RUSSELL D. MORRISON
	Title:	Managing Director

Lender Name:	C.M. Life Insurance Company
By: Babson Capital Management LLC as Investment Sub-Adviser

	By:	/s/ Russell D. Morrison
	Name:	Russell D. Morrison
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Bill & Melinda Gates Foundation Trust
By: Babson Capital Management LLC as Investment Advisor

by	/s/ Russell D. Morrison
Name:	Russell D. Morrison
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Veritas CLO I, LTD

by	/s/ Eric Hurshman
Name:	Eric Hurshman
Title:	Attorney-in-Fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Putnam Floating Rate Income Fund

by	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PUTNAM BANK LOAN FUND (CAYMAN)
MASTER FUND, a series of the PUTNAM
OFFSHORE MASTER SERIES TRUST,
by The Putnam Advisory Company, LLC

by	/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC

by	/s/ ROY HYKAL
Name:	ROY HYKAL
Title:	Attorney-in-fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	CIT Lending Services Corporation

by	/s/ Scott Ploshay
Name:	Scott Ploshay
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: MFS Floating Rate High Income Fund

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: MFS Floating Rate Income Fund

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Ttile:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Grand Central Asset Trust, SAN Series

by	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	GMAM Group Pension Trust I
By: State Street Bank & Trust Company as Trustee for GMAM Group Pension Trust I

by	/s/ B. Maturi
Name:	B. Maturi
Title:	A.V.P.

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance CDO X PLC
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy V CLO, Ltd.
By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	IDS Life Insurance Company
By: River Source Investments, LLC as Collateral Manager

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Wind River CLO II - Tate Investors, LTD.
By: McDonnell Investment Management, LLC, as Manager

by	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Van Kampen Senior Income Trust
By:	Van Kampen Asset Management

by	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance CDO XI, LTD
By: Eaton Vance Management
as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Van Kampen Senior Loan Fund
By:	Van Kampen Asset Management

by	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: JP Morgan Whitefriars Inc.

by	/s/ Jason Boyer
Name:	Jason Boyer
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	MCDONNELL LOAN OPPORTUNITY LTD.
By: McDonnell Investment Management, LLC,
as Investment Manager

by	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BlackRock Global Floating Rate Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series III
Magnetite Asset Investors III, L.L.C
Senior Loan Portfolio
Merrill Lynch Global Investment Series: Income Strategies Portfolio

By:	/s/ ANTHONY HEYMAN
ANTHONY HEYMAN

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Leader Name:	Atlas Loan Funding (Navigator), LLC
	By:	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC
Its Investment Manager

by	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PINEHURST TRADING, INC.

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TRS GCOF HY LLC
Lender Name:	By:	Deutsche Bank AG Cayman Islands Branch As Sole Member
	By:	DB Services New Jersey, Inc.

by	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

by	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	American International Group, Inc.
By: AIG Global Investment Corp., Its Investment Advisor

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NUVEEN FLOATING RATE INCOME FUND
	By:	SYMPHONY ASSET MANAGEMENT

by	/s/ LENNY MASON
Name:	LENNY MASON
Title:	PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NUVEEN SENIOR INCOME FUND
By: SYMPHONY ASSET MANAGEMENT

by	/s/ LENNY MASON
Name:	LENNY MASON
Title:	PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	WATERVILLE FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	KZH Soleil-2 LLC

By	/s/ Wai Kee Lee
Name:	Wai Kee Lee
Title:	Authorized Agent

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Fairway Loan Funding Company
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Loan Funding III LLC
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Mayport CLO Ltd.
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PIMCO Floating Rate Income Fund
	By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PIMCO Floating Rate Strategy Fund
	By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Waveland – INGOTS, LTD.
	By:	Pacific Investment Management Company LLC, as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

VITESSE CLO LTD.
By: TCW Advisors as its Portfolio Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CELERITY CLO LIMITED
By:	TCW Advisors, Inc.,
As Agent

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MAC CAPITAL, LTD
By:	TCW Advisors, Inc. as its Interim
Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Citibank, N.A.

By:

By:	/s/ Christine M. Kanicki
Christine M. Kanicki Attorney-in-fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW Senior Secured Floating Rate Loan Fund,L.P.
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc. as its
Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc., as its
Investment Advisor

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

VELOCITY CLO, LTD.
By: TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BEAR STEARNS CORPORATE LENDING INC.

by	/s/ VICTOR F. BULZACCHELLI
Name:	VICTOR F. BULZACCHELLI
Title:	VICE PRESIDENT

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HY-FI TRUST, by JP Morgan Chase Bank, N.A.
(f/k/a JPMorgan Chase Bank)
solely as trustee (and not in its individual capacity)
By: Octagon Credit Investors, LLC
as Portfolio Manager

by	/s/ Andrew D. Gordon
Andrew D. Gordon

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	HAMLET II, LTD.
By: Octagon Credit Investors, LLC
as Portfolio Manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS V, LTD.
	By:	Octagon Credit Investors, LLC
as Portfolio Manager
by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VI, LTD.
By: Octagon Credit Investors, LLC
as collateral manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VII, LTD.
	BY:	Octagon Credit Investors, LLC
as collateral manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VIII, LTD.
	By:	Octagon Credit Investors, LLC
as collateral manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS IX, LTD.
	By:	Octagon Credit Investors, LLC
as Manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS X, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	General Electric Capital Corporation

by	/s/ Karen A. Austin
Name:	Karen A. Austin
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

North Woods Capital VIII Limited
By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bradley Pattelli
Bradley Pattelli
Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:

by
Name:
Title:

SERVES 2006-1, Ltd.

By:	/s/ Chris Kappas
PPM America, Inc., as Collateral Manager
Chris Kappas
Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	LAGUNA FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PPM MONARCH BAY FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PPM SHADOW CREEK FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
as its Collateral Manager

by	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy V CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Inc.
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy VI CLO, Ltd.
	By:	AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	SunAmerica Life Insurance Company
	By:	AIG Global Investment Corp, Inc.
Its Investment Advisor

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	AIG Bank Loan Fund Ltd.
	By:	AIG Global Investment Corp.,
Its Investment Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Orix Finance Corp.

by	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Title:	Authorized Representative

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Ameriprise Certificate Company
By: RiverSource Investments,
LLC as Collateral Manager

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	RiverSource Bond Series, Inc
RiverSource Floating Rate Fund

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO VII, Ltd.
By:RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO 8, Limited.
By: RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO 9, Ltd.
	By:	RiverSource Investments,
LLC as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Cent CDO 10, Ltd.
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Cent CDO XI, Limited
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sequils-Centurion V, Ltd.
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Natixis

By	/s/ Patrick Lager
Name:	Patrick Lager, CFA
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Wells Capital Management 18866500

by	/s/ Zachary Tyler
Name:	Zachary Tyler
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research
as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SEVER INCOME TRUST
	BY:	EATION VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE CDO IX LTD.
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance CDO VIII, Ltd.
	By:	Eaton Vance Management
As Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	GRAYSON & CO
	BY:	BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BIG SKY III SENIOR LOAN TRUST
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE
VT FLOATING-RATE INCOME FUND
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management
As Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President